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         AMENDMENT No. 1, dated as of August 30, 1999, to WARRANT AGREEMENT dated as of September 15, 1998 (the "Original Agreement") between Insignia Financial Group, Inc., a Delaware corporation formerly known as Insignia/ESG Holdings, Inc. (the "Corporation"), and APTS PARTNERS, L.P., a Delaware limited partnership ("APTS"), providing for the issuance of warrants to purchase 316,667 shares of common stock, par value $.01 per share, of the Corporation.

         WHEREAS, the Corporation and APTS desire to extend the Expiration Date (as defined in the Original Agreement) of the Warrants provided for in the Original Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Terms used herein shall have the meanings set forth in the Original Agreement, unless otherwise defined herein.

         2. The Expiration Date of the Warrants is hereby extended from September 1, 1999 to September 15, 1999.

         3. Except as set forth in this Amendment No. 1, the Original Agreement is hereby ratified and conformed in all respects.

         4. Any Warrant Certificate evidencing Warrants need not be amended to reflect the change in Expiration Date provided for herein in order to give full effect to such change.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Original Warrant Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                                  INSIGNIA FINANCIAL GROUP, INC.

                                  By: /s/ Adam B. Gilbert
                                      ---------------------------------
                                      Name:  Adam B. Gilbert
                                      Title: Executive Vice President

                                  APTS PARTNERS, L.P.
                                  By: APTS GP Partner, L.P., its general partner
                                  By: APTS Acquisition Corporation, its general
                                        partner

                                  By: /s/ John R. S. Jacobsson
                                      ---------------------------------
                                      Name:  John R. S. Jacobsson
                                      Title: Vice President